UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2021

XPO LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32172	03-0450326
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five American Lane, Greenwich, Connecticut 06831
(Address of principal executive offices)

(855) 976-6951
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	XPO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of David Wyshner and Appointment of Ravi Tulsyan as Chief Financial Officer

On July 28, 2021, XPO Logistics, Inc. ("XPO" or the “Company”) announced that David Wyshner will step down as Chief Financial Officer of the Company effective as of September 2, 2021 and Ravi Tulsyan, Deputy Chief Financial Officer and Treasurer, will assume the role of Chief Financial Officer. Mr. Wyshner will be leaving the Company effective September 2, 2021.

Mr. Tulsyan, 52, has served as Senior Vice President and Treasurer of the Company since August 2016 and has served in the additional role of Deputy Chief Financial Officer since February 2021. Prior to XPO, Mr. Tulsyan served as treasurer and senior vice president, M&A with ADT Corporation following ADT’s 2012 spin-off from Tyco International. As Tyco’s vice president of global capital markets and head of financial planning and analysis at the time of the separation, he led all treasury activities related to the transaction, including the execution of each company’s capital structure, dividend plan, debt refinancing and credit facilities. Previously, Mr. Tulsyan held executive positions as senior treasury manager with PepsiCo from September 2001 to September 2005, and manager of derivatives strategy and trading with Xerox Corporation from April 1999 to September 2001. Mr. Tulsyan has a Master’s degree in Finance from the University of Rochester, a Master’s degree in Mechanical Engineering from Ohio State University, and a Bachelor’s degree from the Indian Institute of Technology Madras.

Mr. Tulsyan has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K, has no arrangement or understanding between him and any other person relating to his appointment as an officer required to be disclosed pursuant to Item 401(b) of Regulation S-K and has no family relationships required to be disclosed pursuant to Item 401(d) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2021	XPO LOGISTICS, INC.

	By:	/s/ Karlis P. Kirsis
Karlis P. Kirsis
Corporate Secretary